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                                                                    Exhibit 10.1


                           NINTH AMENDMENT AND CONSENT
                                       TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS NINTH AMENDMENT AND CONSENT dated as of October 31, 2002 (this "Amendment"), is made by and among NCO GROUP, INC., CITIZENS BANK OF PENNSYLVANIA (successor to Mellon Bank, N.A.), as Administrative Agent (this and all other capitalized terms not defined herein shall have the meanings set forth in the Credit Agreement described below), and the undersigned Lenders.

                                   Background

         The Borrower has previously entered into that certain Fifth Amended and Restated Credit Agreement dated as of December 31, 1999, as previously amended (as so amended, the "Credit Agreement"), with the Administrative Agent and the Lenders identified therein.

         The Borrower has requested that the Lenders amend the Credit Agreement in order to (i) exclude the Borrower's recent Permitted Acquisition of substantially all of the assets of Great Lakes Collection Bureau from the maximum annual amount of Permitted Acquisitions allowed under the Credit Agreement, (ii) convert the basis for financial covenant calculations from a current quarter annualized basis to a rolling four quarters (trailing twelve months) basis, and (iii) clarify certain defined terms in the Credit Agreement. In connection with such request, the Borrower has agreed to increase the Applicable Margin and set a minimum Applicable Margin for the period from October 1, 2002 to and including May 31, 2003. In addition, the Borrower has requested that the Lenders consent to the amendment of the NCOP/NCOG Credit Agreement in order to increase the permitted investments in Subsequent Non-Surety Entities (as defined in the NCOP/NCOG Credit Agreement) by NCO Portfolio Management, Inc.

         The Administrative Agent and the Lenders are willing to provide for the amendments and consent requested by the Borrower on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

         (a) Sections 6.1(c) and 6.1(e). Each of Section 6.1(c) and Section 6.1(e) of the Credit Agreement is amended by:

                  (i) deleting the word "annualized" in the first sentence thereof; and
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                  (ii) amending and restating the second and third sentences thereof in their entirety as follows:

         "Consolidated EBITDA shall be calculated on a rolling four quarters basis, adjusted for any acquisition completed during the quarter most recently ended. For purposes of calculating pro forma compliance with this provision in analyzing a proposed acquisition, Consolidated EBITDA shall include the pre-acquisition EBITDA of the target calculated on a rolling four quarters basis and adjusted for unusual expense items."

         (b) Consolidated Interest Coverage Ratio. The definition of "Consolidated Interest Coverage Ratio" set forth in Section 10.1 of the Credit Agreement is amended by amending and restating such definition in its entirety as follows:

         "Consolidated Interest Coverage Ratio" shall mean the ratio, calculated as at the end of each fiscal quarter for the 12-month period then ended, of Consolidated EBIT for such 12-month period to the Consolidated Interest Expense for such 12-month period."

         (c) Exhibit H and Exhibit I. Each of Exhibit H (Form of Certificate of Pro Forma Covenant Compliance) and Exhibit I (Form of Quarterly Compliance Certificate) to the Credit Agreement is amended to the extent necessary to incorporate the amendments set forth in Sections 1(a) and 1(b) hereof.

         (d) Applicable Margin. The definition of "Applicable Margin" set forth in Section 10.1 of the Credit Agreement is amended by:

                  (i) amending and restating Grid A in its entirety as follows:

                  "Grid A


                      Consolidated Funded Debt/         Applicable Margin       Applicable Margin
         Level        Consolidated EBITDA Ratio         LIBO Rate Loans         Prime Rate Loans
         -----        -------------------------         ---------------         ----------------
         1            below 1.50                              1.25%                     .25%
         2            > 1.50 < 2.00                           1.50%                     .25%
         3            > 2.00 < 2.50                           1.75%                     .25%
         4            > 2.50                                  2.25%                     .50%"

                  (ii) adding the following sentence at the end of the first paragraph immediately following such Grid A:

         "Notwithstanding anything above to the contrary, from October 1, 2002 through May 31, 2003, the Applicable Margin for LIBO Rate Loans shall be 2.25% and the Applicable Margin for Prime Rate Loans shall be .50%."

                  (iii) deleting each of Grid B and the paragraph immediately preceding such Grid B in its entirety, since the offering contemplated by such paragraph did not take place.


                                        2
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         (e) Permitted Acquisition. The definition of "Permitted Acquisition"
set forth in Section 10.1 of the Credit Agreement is amended by amending and restating clause (6) thereof in its entirety as follows:

         "(6) the cash consideration to be paid by such Obligor for all such acquisitions must not exceed an aggregate of $25,000,000 in any rolling twelve month period, excluding the acquisition by the Borrower of substantially all of the assets of Great Lakes Collection Bureau which closed on or about August 19, 2002."

         (f) Excluded Subsidiaries. The definition of "Excluded Subsidiaries" set forth in Section 10.1 of the Credit Agreement is amended by adding the following sentence at the end thereof:

         "For the sake of clarity, it is understood that the term "Excluded Subsidiaries" shall include any Subsidiary from time to time of those Persons listed on Schedule 5.16 hereof."

2. Consent. The Majority Lenders hereby (a) consent to the amendment of Section 6.5(g) of the NCOP/NCOG Credit Agreement to amend and restate such Section substantially as set forth on Exhibit A attached hereto, in order to allow NCO Portfolio Management, Inc. to make investments in Subsequent Non-Surety Entities (this and all other capitalized terms hereafter used in this Section 2(a) and in Exhibit A have the meanings set forth in the NCOP/NCOG Credit Agreement) that acquire delinquent pools of Accounts in a Net Investment Amount not to exceed $15,000,000; and (b) authorize the Administrative Agent to take any and all actions which the Administrative Agent deems necessary or advisable to carry out such amendment.

3. Representations and Warranties. The Borrower represents and warrants to the Lenders as follows:

         (a) each of the representations and warranties contained in the Credit Agreement is accurate in all material respects on and as of the date hereof; and

         (b) as of the date hereof, no Default or Event of Default exists.

4. Ratification; References. Except as amended hereby, the Credit Agreement and each other Loan Document remains in full force and effect and is hereby ratified. From and after the date that this Amendment becomes effective, any reference in the Credit Agreement or any other related documents to the Credit Agreement shall be and mean a reference to such agreement as amended hereby and as the same may be further amended, modified or supplemented from time to time.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

6. Effectiveness. This Amendment shall be effective when the Majority Lenders, the Administrative Agent, the Borrower and the Guarantors have executed a counterpart hereto.

7. Counterparts. This Amendment may be executed in any number of counterparts each of which shall be an original and all of which, when taken together, shall constitute one instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.


                         [Signatures begin on next page]


                                       4
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                 CITIZENS BANK OF PENNSYLVANIA,
                                 as Administrative Agent and a Lender



                                 By:
                                    -------------------------------
                                       Liam M. Brickley
                                        Vice President






                        Signature Page to Ninth Amendment



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                                 GENERAL ELECTRIC CAPITAL CORPORATION




                                 By:
                                    -------------------------------
                                    Name:
                                    Title:




























                        Signature Page to Ninth Amendment
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                                 BANK OF AMERICA




                                 By:
                                    -------------------------------
                                    Name:
                                    Title:






























                        Signature Page to Ninth Amendment
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                                 WACHOVIA BANK, NATIONAL ASSOCIATION




                                 By:
                                    -------------------------------
                                    Name:
                                    Title:



























                        Signature Page to Ninth Amendment
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                                 SUNTRUST BANK, ATLANTA



                                 By:
                                    -------------------------------
                                    Name:
                                    Title:





                                 By:
                                    -------------------------------
                                    Name:
                                    Title:






















                        Signature Page to Ninth Amendment
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                                 UNION BANK OF CALIFORNIA, N.A.




                                 By:
                                    -------------------------------
                                    Name:
                                    Title:




















                        Signature Page to Ninth Amendment
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                                 NATIONAL CITY BANK OF PENNSYLVANIA




                                 By:
                                    -------------------------------
                                    Name:
                                    Title:



















                        Signature Page to Ninth Amendment
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                                 SUMMIT BANK



                                 By:
                                    -------------------------------
                                    Name:
                                    Title:



























                        Signature Page to Ninth Amendment
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                                 PROVIDENT BANK OF MARYLAND



                                 By:
                                    -------------------------------
                                    Name:
                                    Title:


























                        Signature Page to Ninth Amendment
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                                 MANUFACTURERS AND TRADERS
                                 TRUST COMPANY



                                 By:
                                    -------------------------------
                                    Name:
                                    Title:




























                        Signature Page to Ninth Amendment
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                                 FLEET NATIONAL BANK


                                 By:
                                    -------------------------------
                                    Name:
                                    Title:




























                        Signature Page to Ninth Amendment
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                                 CHEVY CHASE BANK, F.S.B.



                                 By:
                                    -------------------------------
                                    Name:
                                    Title:

































                        Signature Page to Ninth Amendment
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                                 FIRSTAR BANK, N.A.


                                 By:
                                    -------------------------------
                                    Name:
                                    Title:































                        Signature Page to Ninth Amendment
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                                 IBM CREDIT CORPORATION



                                 By:
                                    -------------------------------
                                    Name:
                                    Title:































                        Signature Page to Ninth Amendment
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                                 BANK AUSTRIA CREDITANSTALDT
                                 CORPORATE FINANCE, INC.




                                 By:
                                    -------------------------------
                                    Name:
                                    Title:





                                 By:
                                    -------------------------------
                                    Name:
                                    Title:





















                        Signature Page to Ninth Amendment
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BORROWER:                        NCO GROUP, INC.


                                 By:
                                    -------------------------------
                                 Name:    Michael J. Barrist
                                 Title:   President


Each of the undersigned Guarantors confirms and agrees that the Guaranty executed and delivered by it remains in full force and effect.

                                 NCO FINANCIAL SYSTEMS, INC.
                                 NCO TELESERVICES, INC.
                                 NCO HOLDINGS, INC.
                                 NCO FUNDING, INC.
                                 FCA FUNDING, INC.
                                 ASSETCARE, INC.
                                 JDR HOLDINGS, INC.
                                 COMPASS INTERNATIONAL SERVICES
                                    CORPORATION
                                 INTERNATIONAL ACCOUNT SYSTEMS, INC.
                                 COMPASS TELESERVICES, INC.
                                 NCO BENEFIT SYSTEMS, INC.
                                 MCA HOLDINGS, INC.
                                 NCO LAKES, LLC


                                 By:
                                    -------------------------------
                                 Name:   Michael J. Barrist
                                 Title:  President of each of the above entities


                                 FINANCIAL COLLECTION AGENCIES, INC.
                                 FCA LEASING, INC.


                                 By:
                                    -------------------------------
                                 Name:   Steven Winokur
                                 Title:  Treasurer of each of the above entities








                        Signature Page to Ninth Amendment
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                                    Exhibit A

                Section 6.5(g) of the NCOP/NCOG Credit Agreement


         (g) Investments (by way of cash investments, transfer of property, loans, Guaranties or Guaranty Equivalents, or Permitted Designations) in Subsequent Non-Surety Entities that acquire delinquent pools of Accounts, prior to date on which the RC Commitment is terminated, in a Net Investment Amount not to exceed Fifteen Million Dollars ($15,000,000); provided, however, that (i) no investment under this clause (g) may be made so long as an Event of Default has occurred and is continuing, and (ii) investments under this clause (g) by way of transfer of property to a Subsequent Non-Surety Entity or by way of Permitted Designation shall be subject to (A) Lender's prior consent (which such consent shall not be unreasonably withheld, conditioned or delayed), and (B) Agent's prior consent (which shall not be unreasonably withheld, conditioned or delayed) pursuant to the terms of the NCOG Syndicated Credit Facility Documents. For purposes of this Section 6.5(g), if, at Borrower's option, a Subsequent Non-Surety Entity becomes a Subsidiary Obligor, then, upon such occurrence, the Borrower shall receive a credit in an amount equal to the fair market value of the assets of such Person at the time of such occurrence (as mutually agreed among the Borrower, the Lender and the Agent) against the applicable investment limitation set forth in the foregoing sentence.